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                                    EXHIBIT 10(b)

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Registration Statement (File Nos. 33-75714 and 811-8374).



                                        ARTHUR ANDERSEN LLP

                                        /s/ Arthur Andersen LLP
                                        ------------------------------


Detroit, Michigan
April 15, 1998